EXHIBIT 21.1

Subsidiaries of the Company

Entity	Jurisdiction
1066917 Ontario Inc.	Ontario
2196686 Ontario Inc.	Ontario
2310498 Ontario Inc.	Ontario
Anacapa Land Company, LLC	Delaware
Anderson Springs Energy Company	California
Auburndale Peaker Energy Center, LLC	Delaware
Aviation Funding Corp.	Delaware
Baytown Energy Center, LLC	Delaware
Bethpage Energy Center 3, LLC	Delaware
Brazos Valley Energy LLC	Delaware
Butter Creek Energy Center, LLC	Delaware
Byron Highway Energy Center, LLC	Delaware
CalGen Expansion Company, LLC	Delaware
CalGen Project Equipment Finance Company Three, LLC	Delaware
Calpine Acquisition Company II, LLC	Delaware
Calpine Acquisition Company III, LLC	Delaware
Calpine Acquisition Company, LLC	Delaware
Calpine Administrative Services Company, Inc.	Delaware
Calpine Agnews, Inc.	California
Calpine Auburndale Holdings, LLC	Delaware
Calpine Bethlehem, LLC	Delaware
Calpine Bosque Energy Center, LLC	Delaware
Calpine c*Power, Inc.	Delaware
Calpine CalGen Holdings, Inc.	Delaware
Calpine Calistoga Holdings, LLC	Delaware
Calpine Canada Energy Corp.	Nova Scotia
Calpine Canada Energy Finance ULC	Nova Scotia
Calpine Canada Whitby Holdings Company	Nova Scotia
Calpine CCFC GP, LLC	Delaware
Calpine CCFC LP, LLC	Delaware
Calpine Central Texas GP, Inc.	Delaware
Calpine Central, Inc.	Delaware
Calpine Central-Texas, Inc.	Delaware
Calpine Cogeneration Corporation	Delaware
Calpine Construction Finance Company, L.P.	Delaware
Calpine Construction Management Company, Inc.	Delaware
Calpine Corporation	Delaware
Calpine Development Holdings, Inc.	Delaware
Calpine Eastern Corporation	Delaware
Calpine Edinburg, Inc.	Delaware
Calpine Energy Services GP, LLC	Delaware
Calpine Energy Services LP, LLC	Delaware
Calpine Energy Services, L.P.	Delaware

Subsidiaries of the Company

Entity	Jurisdiction
Calpine Fore River Energy Center, LLC	Delaware
Calpine Fore River Operating Company, LLC	Delaware
Calpine Foundation	Delaware
Calpine Fuels Corporation	California
Calpine GEC Holdings, LLC	Delaware
Calpine Generating Company, LLC	Delaware
Calpine Geysers Company, L.P.	Delaware
Calpine Gilroy 1, Inc.	Delaware
Calpine Gilroy 2, Inc.	Delaware
Calpine Gilroy Cogen, L.P.	Delaware
Calpine Global Services Company, Inc.	Delaware
Calpine Greenfield (Holdings) Corporation	Delaware
Calpine Greenfield Commercial Trust	Ontario
Calpine Greenfield LP Holdings Inc.	Ontario
Calpine Greenfield ULC	Alberta
Calpine Greenleaf Holdings, Inc.	Delaware
Calpine Greenleaf, Inc.	Delaware
Calpine Guadalupe GP, LLC	Delaware
Calpine Guadalupe LP, LLC	Delaware
Calpine Hidalgo Energy Center, L.P.	Delaware
Calpine Hidalgo Holdings, Inc.	Delaware
Calpine Hidalgo, Inc.	Delaware
Calpine Holdings Development, LLC	Delaware
Calpine Holdings, LLC	Delaware
Calpine International Holdings, LLC	Delaware
Calpine Jupiter, LLC	Delaware
Calpine Kennedy Operators, Inc.	New York
Calpine KIA, Inc.	New York
Calpine King City 1, LLC	Delaware
Calpine King City 2, LLC	Delaware
Calpine King City Cogen, LLC	Delaware
Calpine King City, Inc.	Delaware
Calpine King City, LLC	Delaware
Calpine Leasing Inc.	Delaware
Calpine Long Island, Inc.	Delaware
Calpine Magic Valley Pipeline, Inc.	Delaware
Calpine Mid Merit, LLC	Delaware
Calpine Mid-Atlantic Development, LLC	Delaware
Calpine Mid-Atlantic Energy, LLC	Delaware
Calpine Mid-Atlantic Generation, LLC	Delaware
Calpine Mid-Atlantic Marketing, LLC	Delaware
Calpine Mid-Atlantic Operating, LLC	Delaware
Calpine Mid-Merit II, LLC	Delaware
Calpine Monterey Cogeneration, Inc.	California
Calpine MVP, Inc.	Delaware
Calpine New Jersey Generation, LLC	Delaware
Calpine Newark, LLC	Delaware
Calpine Northbrook Holdings Corporation	Delaware

Subsidiaries of the Company

Entity	Jurisdiction
Calpine Northbrook Investors, LLC	Delaware
Calpine Northbrook Project Holdings, LLC	Delaware
Calpine Operating Services Company, Inc.	Delaware
Calpine Operations Management Company, Inc.	Delaware
Calpine Pasadena Cogeneration, Inc.	Delaware
Calpine Philadelphia, Inc.	Delaware
Calpine Pittsburg, LLC	Delaware
Calpine Power Company	California
Calpine Power Management, LLC	Delaware
Calpine Power Services, Inc.	Delaware
Calpine Power, Inc.	Virginia
Calpine PowerAmerica, LLC	Delaware
Calpine PowerAmerica-CA, LLC	Delaware
Calpine PowerAmerica-ME, LLC	Delaware
Calpine Project Holdings, Inc.	Delaware
Calpine Riverside Holdings, LLC	Delaware
Calpine Russell City, LLC	Delaware
Calpine Schuylkill, Inc.	Delaware
Calpine Securities Company, L.P.	Delaware
Calpine Siskiyou Geothermal Partners, L.P.	California
Calpine Solano Solar, LLC	Delaware
Calpine Solar, LLC	Delaware
Calpine Steamboat Holdings, LLC	Delaware
Calpine Stony Brook Operators, Inc.	New York
Calpine Stony Brook, Inc.	New York
Calpine TCCL Holdings, Inc.	Delaware
Calpine Texas Cogeneration, Inc.	Delaware
Calpine Texas Pipeline GP, Inc.	Delaware
Calpine Texas Pipeline LP, Inc.	Delaware
Calpine Texas Pipeline, L.P.	Delaware
Calpine ULC I Holding, LLC	Delaware
Calpine University Power, Inc.	Delaware
Calpine Vineland Solar, LLC	Delaware
Calpine York Holdings, LLC	Delaware
CCFC Finance Corp.	Delaware
CCFC Preferred Holdings, LLC	Delaware
CCFC Sutter Energy, LLC	Delaware
CES Marketing IX, LLC	Delaware
CES Marketing X, LLC	Delaware
Channel Energy Center, LLC	Delaware
Clear Lake Cogeneration Limited Partnership	Delaware
CM Greenfield Power Corp.	Canada
Corpus Christi Cogeneration, LLC	Delaware
CPN 3rd Turbine, Inc.	Delaware
CPN Acadia, Inc.	Delaware
CPN Bethpage 3rd Turbine, Inc.	Delaware
CPN Cascade, Inc.	Delaware

Subsidiaries of the Company

Entity	Jurisdiction
CPN Clear Lake, Inc.	Delaware
CPN Insurance Corporation	Hawaii
CPN Pipeline Company	Delaware
CPN Pryor Funding Corporation	Delaware
CPN Telephone Flat, Inc.	Delaware
CPN Wild Horse Geothermal LLC	Delaware
Creed Energy Center, LLC	Delaware
Deer Park Energy Center LLC	Delaware
Deer Park Holdings, LLC	Delaware
Delta Energy Center, LLC	Delaware
Delta, LLC	Delaware
Freeport Energy Center, LLC	Delaware
Freestone Power Generation, LLC	Delaware
Garrison Energy Center LLC	Delaware
GEC Bethpage Inc.	Delaware
GEC Holdings, LLC	Delaware
Geysers Power Company, LLC	Delaware
Geysers Power I Company	Delaware
Gilroy Energy Center, LLC	Delaware
Goose Haven Energy Center, LLC	Delaware
Greenfield Energy Centre, LP	Ontario
Guadalupe Peaking Energy Center, LLC	Delaware
Guadalupe Power Partners, LP	Delaware
Hermiston Power LLC	Delaware
Hillabee Energy Center, LLC	Delaware
Idlewild Fuel Management Corp.	Delaware
JMC Bethpage, Inc.	Delaware
Johanna Energy Center, LLC	Delaware
Johanna Energy Storage, LLC	Delaware
KIAC Partners	New York
King City Holdings, LLC	Delaware
Los Esteros Critical Energy Facility, LLC	Delaware
Los Esteros Holdings, LLC	Delaware
Los Medanos Energy Center LLC	Delaware
Magic Valley Pipeline, L.P.	Delaware
Mankato Energy Center, LLC	Delaware
Metcalf Energy Center, LLC	Delaware
Metcalf Funding, LLC	Delaware
Metcalf Holdings, LLC	Delaware
Mission Rock Energy Center, LLC	Delaware
Modoc Power, Inc.	California
Morgan Energy Center, LLC	Delaware
Mount Hoffman Geothermal Company, L.P.	California
New Development Holdings, LLC	Delaware
New Steamboat Holdings, LLC	Delaware
Nissequogue Cogen Partners	New York
NTC Five, Inc.	Delaware
O.L.S. Energy-Agnews, Inc.	Delaware
Osprey Energy Center, LLC	Delaware

Subsidiaries of the Company

Entity	Jurisdiction
Otay Holdings, LLC	Delaware
Otay Mesa Energy Center, LLC	Delaware
Pasadena Cogeneration L.P.	Delaware
Pastoria Energy Center, LLC	Delaware
Pastoria Energy Facility L.L.C.	Delaware
Philadelphia Biogas Supply, Inc.	Delaware
Pine Bluff Energy, LLC	Delaware
Power Contract Financing, L.L.C.	Delaware
Rancho Dominguez Energy Center, LLC	Delaware
Rio Hondo Energy Center, LLC	Delaware
RockGen Energy LLC	Wisconsin
Russell City Energy Company, LLC	Delaware
SoCal Development Holdings, LLC	Delaware
South Point Energy Center, LLC	Delaware
South Point Holdings, LLC	Delaware
Stony Brook Cogeneration Inc.	Delaware
Stony Brook Fuel Management Corp.	Delaware
Sutter Dryers, Inc.	California
TBG Cogen Partners	New York
Texas City Cogeneration, LLC	Delaware
Texas Cogeneration Five, Inc.	Delaware
Texas Cogeneration One Company	Delaware
Thermal Power Company	California
Thomassen Turbine Systems America, Inc.	Delaware
Tiverton Power Associates, LLC	Rhode Island
Washington Parish Energy Center One, LLC	Delaware
Westbrook Energy Center, LLC	Delaware
Whitby Cogeneration Limited Partnership	Ontario
Zion Energy LLC	Delaware